Q2 2022 Update 1 Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 06 Vehicle Capacity            07 Core Technology                   08 Other Highlights 09 Outlook 10 Photos & Charts                                                                     11 Key Metrics                                                                           21 Financial Statements 23 Additional Information 29

We continued to make significant progress across the business during the second quarter of 2022. Though we faced certain challenges, including limited production and shutdowns in Shanghai for the majority of the quarter, we achieved an operating margin among the highest in the industry of 14.6%, positive free cash flow of $621M and ended the quarter with the highest vehicle production month in our history. New factories in Berlin-Brandenburg and Austin continued to ramp in Q2. Gigafactory Berlin-Brandenburg reached an important milestone of over 1,000 cars produced in a single week while achieving positive gross margin during the quarter. From our Austin factory, the first vehicles with Tesla-made 4680 cells and structural battery packs were delivered to our U.S. customers. We are continuing to invest in capacity expansion of our factories to maximize production. The Energy business made meaningful progress in Q2 as well, achieving higher volumes with stronger unit economics. This resulted in an overall record gross profit. Customer interest in our storage products remains strong and well above our production rate. With each of the Fremont and Shanghai factories achieving their highest-ever production months and new factory growth, we are focused on a record-breaking second half of 2022. Operating cash flow less capex (free cash flow) of $621M in Q2 In total, $0.8B increase in our cash and cash equivalents in Q2 to $18.3B Cash More than 1,000 vehicles produced in a single week at Gigafactory Berlin Highest solar deployment in over four years Profitability $2.5B GAAP operating income; 14.6% operating margin in Q2 $2.3B GAAP net income; $2.6B non-GAAP net income (ex-SBC1) in Q2 27.9% GAAP Automotive gross margin in Q2 Operations S U M M A R Y H I G H L I G H T S (1) SBC = stock-based compensation.

F I N A N C I A L  S U M M A R Y (Unaudited) (1)EPS = earnings per share. 4

FINANCIAL SUMMARY

Revenue

Total revenue grew 42% YoY in Q2 to $16.9B. YoY, revenue was impacted by the following items:

+ growth in vehicle deliveries
+ increased average selling price (ASP)
+ growth in other parts of the business

Profitability

Our operating income improved YoY to $2.5B in Q2, resulting in a 14.6% operating margin. YoY, operating income was primarily impacted by the following items:

+ increased ASP
+ growth in vehicle deliveries
+ profit growth in other parts of the business
+ lower stock-based compensation expense
- higher raw material, commodity, logistics and expedite costs
- higher per unit fixed costs in Shanghai due to shutdowns
- negative FX impact
- Bitcoin impairment

Cash

Quarter-end cash, cash equivalents and short-term marketable securities increased sequentially by $902M to $18.9B in Q2, driven mainly by free cash flow of $621M, partially offset by debt repayments of $402M. As of the end of Q2, we have converted approximately 75% of our Bitcoin purchases into fiat currency. Conversions in Q2 added $936M of cash to our balance sheet.

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(1)Days of supply is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days (aligned with Automotive News definition). O P E R A T I O N A L   S U M M A R Y (Unaudited) 6

VEHICLE CAPACITY

In Q2, we achieved record production rates across the company. However, we saw a continuation of manufacturing challenges related to shutdowns, global supply chain disruptions, labor shortages and logistics and other complications, which limited our ability to consistently run our factories at full capacity.

US: California and Texas

Our Fremont Factory made a record number of vehicles in Q2. We see opportunities for further production rate improvements. In Texas, we have added flexibility to produce vehicles with either a structural battery pack or legacy battery pack. The next generation of 4680 battery cell machinery has been installed in Texas and is in the process of commissioning. Factory output in Texas continues to grow.

China: Shanghai

While the Shanghai factory was shut down fully and then partially for the majority of Q2, we ended the quarter with a record monthly production level. Recent equipment upgrades will enable us to continue to increase our production rate further.

Europe: Berlin-Brandenburg

Thanks to strong production rate improvement towards the end of Q2, our team in Germany produced more than 1,000 Model Y vehicles in a single week, using 2170 cells. We expect the production rate to continue improving through the rest of the year.

Installed Annual Capacity		Current	Status
California	**Model S / Model X**	100,000	Production
	Model 3 / Model Y	550,000	Production
Shanghai	**Model 3 / Model Y**	>750,000	Production
Berlin	**Model Y**	>250,000	Production
Texas	**Model Y**	>250,000	Production
	Cybertruck	-	In development
TBD	**Tesla Semi**	-	In development
	Roadster	-	In development
	Robotaxi & Others	-	In development

Installed capacity ≠ current production rate and there may be limitations discovered as production rates approach capacity. Production rates depend on a variety of factors, including equipment uptime, component supply, downtime related to factory upgrades, regulatory considerations and other factors.


US/Canada
Europe
China
3%
2%
1%
0%
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

Market share of Tesla vehicles by region (TTM)

Source: Tesla estimates based on ACEA; Autonews.com; CAAM – light-duty vehicles only
TTM = Trailing twelve months

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CORE TECHNOLOGY

Autopilot and Full Self-Driving (FSD)

As of the end of Q2-2022, over 100,000 Tesla drivers in North America had access to FSD Beta. Cumulative miles driven by our customers using City Streets supervised autonomy continue to grow at an unprecedented scale. Fleet data is an important part of improving and expanding the system. We recently re-launched the Enhanced Autopilot option in North America, for those customers who are only interested in highway autonomy.

Vehicle Software

Vehicles with adaptive suspension in North America can now automatically adjust to a more comfortable ride height *before* encountering a section of rough road, informed by continuously-updated data collected by our fleet. Our latest vehicles now use Tesla Vision to tighten seat belts earlier in a wider array of frontal crashes (page 19). We expanded on the UI customization introduced in V11 software update by allowing vehicle controls such as defrost, windshield wipers and seat heaters to be one touch away.

Battery, Powertrain & Manufacturing

The architecture of electric vehicles allows us to rethink vehicle design and the manufacturing process beyond what was possible in the combustion engine era. Thanks to large castings and parts consolidation, the robot count in our body shops in new factories dropped by over 70% per unit of capacity compared to our first iteration of Model 3 Body Shop. Our quest for simplification is not over. We will continue to drive simplification further with every new product and every new factory.


40
35
30
25
20
15
10
5
0
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22

Cumulative miles driven with FSD Beta (millions)


0
Model S Fremont
Model 3 Fremont
Model Y Fremont
Model Y Austin
Model Y Berlin

Body shop robot count per unit of manufacturing capacity

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OTHER HIGHLIGHTS

Energy Storage

Energy storage deployments decreased by 11% YoY in Q2 to 1.1 GWh, mainly due to semiconductor challenges, which are having a greater impact on our Energy business than our Automotive business. Demand for our storage products remains in excess of our ability to supply. We are in the process of ramping production at our dedicated Megapack factory to address the growing demand.

Solar

Solar deployments increased by 25% YoY in Q2 to 106 MW, the strongest quarterly result in over four years. Although we continue to experience import delays beyond our control on certain solar components, we have expanded our supplier base to enable growth in this business. Our solar installation team continues to improve installation efficiency, enabling higher volumes and stronger economics.

Services and Other

In Q2, Services and Other business returned to positive gross margin. The used car business remains strong, particularly as interest in electric vehicles expands. Additionally, we are growing merchandise, Tesla-owned collision centers and related services.

The Supercharger business, which is part of Services & Other, is increasingly serving both Tesla and non-Tesla customers. To help accelerate the transition to sustainable energy even faster, we are excited to open up our global, fast-growing network to other EV customers.


120
100
80
60
40
20
0
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

Solar deployments (MW)


4,000
3,000
2,000
1,000
0
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

Global Tesla Supercharger locations

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OUTLOOK

Volume

We plan to grow our manufacturing capacity as quickly as possible. Over a multi-year horizon, we expect to achieve 50% average annual growth in vehicle deliveries. The rate of growth will depend on our equipment capacity, factory uptime, operational efficiency and the capacity and stability of the supply chain.

Cash

We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses.

Profit

While we continue to execute on innovations to reduce the cost of manufacturing and operations, over time, we expect our hardware-related profits to be accompanied with an acceleration of software-related profits.

Product

The pace of production ramps in Austin and Berlin-Brandenburg will be influenced by the successful introduction of many new product and manufacturing technologies in new locations and ongoing supply chain related challenges. Factory ramps take time, and Gigafactory Austin and Gigafactory Berlin-Brandenburg will be no different. We are making progress on the industrialization of Cybertruck, which is currently planned for Austin production subsequent to Model Y ramp.

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P H O T O S & C H A R T S

F R E M O N T F A C T O R Y — 2 , 0 0 0 , 0 0 0 V E H I C L E S P R O D U C E D 12

G I G A F A C T O R Y B E R L I N — M O D E L Y G E N E R A L A S S E M B L Y 13

G I G A F A C T O R Y B E R L I N — M O D E L Y P A I N T S H O P 14

G I G A F A C T O R Y T E X A S — S O L A R P A N E L S 15

G I G A F A C T O R Y T E X A S — B O D Y S H O P 16

G I G A F A C T O R Y S H A N G H A I — E X T E R I O R 17

G I G A F A C T O R Y S H A N G H A I — G E N E R A L A S S E M B L Y 18

P R E D I C T I V E ( V I S I O N B A S E D ) S E A T B E L T T E N S I O N I N G 19 Faster tensioning deployment due to Tesla Vision Lower occupant acceleration with Tesla Vision system

A N N U A L S H A R E H O L D E R M E E T I N G — A U G U S T 4 T H 20 Learn more about how to vote your shares: https://ir.tesla.com/shareholders/vote

Vehicle Deliveries (millions of units) K E Y   M E T R I C S   Q U A R T E R L Y (Unaudited) Operating Cash Flow ($B) Free Cash Flow ($B) Net Income ($B) Adjusted EBITDA ($B) 21

Operating Cash Flow ($B) Free Cash Flow ($B) K E Y   M E T R I C S   T R A I L I N G   1 2   M O N T H S   ( T T M ) (Unaudited) Net Income ($B) Adjusted EBITDA ($B) 22 Vehicle Deliveries (millions of units)

F I N A N C I A L S T A T E M E N T S

S T A T E M E N T O F O P E R A T I O N S (Unaudited) 24

B A L A N C E   S H E E T (Unaudited) 25

S T A T E M E N T   O F   C A S H   F L O W S  (Unaudited) 26

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 27

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) TTM = Trailing twelve months 28

A D D I T I O N A L   I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its second quarter 2022 financial results conference call beginning at 4:30 p.m. CT on July 20, 2022 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter.   CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units installed and equipment sales; we report installations at time of commissioning for storage projects or inspection for solar projects, and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense, which is the same measurement for this term pursuant to the performance-based stock option award granted to our CEO in 2018. "Free cash flow" is operating cash flow less capital expenditures. Average cost per vehicle is cost of automotive sales divided by new vehicle deliveries (excluding leases). “Days sales outstanding” is equal to (i) average accounts receivable, net for the period divided by (ii) total revenues and multiplied by (iii) the number of days in the period. “Days payable outstanding” is equal to (i) average accounts payable for the period divided by (ii) total cost of revenues and multiplied by (iii) the number of days in the period. “Days of supply” is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days.  NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP automotive gross margin, non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations, so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above.  FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, ramp, production capacity and output rates, supply chain, demand and market growth, deliveries, deployment, availability and other features and improvements and timing of existing and future Tesla products and technologies such as Model 3, Model Y, Model X, Model S, Cybertruck, our Autopilot, Full Self-Driving and other vehicle software, energy storage and solar products, our Supercharger network, and the battery and powertrain technologies we are developing; statements regarding operating margin, operating profits, spending and liquidity; and statements regarding expansion, improvements and/or ramp and related timing at the California Factory, Gigafactory Shanghai, Gigafactory Berlin-Brandenburg, Gigafactory Texas and Megapack factory are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: uncertainties in future macroeconomic and regulatory conditions arising from the current global pandemic; the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at Gigafactory Nevada and Gigafactory Shanghai; our ability to ramp Gigafactory Shanghai, Gigafactory Berlin-Brandenburg and Gigafactory Texas in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel and ramp our installation teams; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our annual report on Form 10-Q filed with the SEC on April 25, 2022. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise. 29